SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2003

AVATAR HOLDINGS INC. (Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

0-7616	23-1739078
(Commission File Number)	(I.R.S. Employer Identification No.)

201 Alhambra Circle Coral Gables, Florida	33134
(Address of Principal Executive Offices)	(Zip Code)

305) 442-7000 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release of Avatar Holdings Inc. dated May 14, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).

The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

The information set forth in the press release issued by Avatar Holdings Inc. announcing results for the quarter ended March 31, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVATAR HOLDINGS INC.

By:	/s/ Juanita I. Kerrigan Name: Juanita I. Kerrigan Title: Vice President and Secretary

Date: May 15, 2003

EXHIBIT INDEX

Item No.

99.1 Press release of Avatar Holdings Inc. dated May 14, 2003.